SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20509

                              FORM 8-K

                           CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            July 23, 2003
                            -------------
                           Date of Report
                 (Date of Earliest Event Reported)

                        MICHELEX CORPORATION
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     (Exact Name of Registrant as Specified in its Charter)

       Utah                     0-26695                   87-0636107
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 (State or other juris-   (Commission File No.)          (IRS Employe
diction of incorporation)                                  I.D. No.)


                            63 Trade Road
                       Massena, New York 13662
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             (Address of Principal Executive Offices)

                         (315) 769-6616
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                  Registrant's Telephone Number

Item 8.  Change in Fiscal Year.
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     In connection with its acquisition by Michelex Corporation, a Utah corporation formerly known as "Highway One-OWEB, Inc." (the "Company"), on July 23, 2003 Michele Audio Corporation of America, a New Jersey corporation ("Michele Audio") changed its fiscal year from February 28 to December 31, which is the Company's fiscal year.

     The Company will file a transition report on Form 10-KSB for the period from March 1, 2003, to December 31, 2003.

     The Company's acquisition of Michele Audio was disclosed in a Current Report on Form 8-K, dated July 23, 2003, which was filed with the Securities and Exchange Commission on July 28, 2003, and amended on October 6, 2003, and which is incorporated herein by reference.


                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                MICHELEX CORPORATION


Date: 12-16-03                    /s/Ginette Gramuglia
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